SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 8, 2009

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                          (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On June 8, 2009, Valley National Bancorp (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets Corporation, as sales agent and/or principal (collectively, the “Agents”), pursuant to which the Company may, from time to time, offer and sell up to 5,670,000 shares (the “Shares”) of the Company’s common stock, no par value per share, through the Agents.  Sales of the Shares, if any, pursuant to the Agreement will be made by means of brokers’ transactions on or through the New York Stock Exchange as may be agreed upon by the Company and the Agents at market prices prevailing at the time of sale or as otherwise agreed to by the Company and the Agents.  The aggregate compensation payable to the Agents shall be equal to 1.75% of the gross sales price of the Shares for amounts of Shares sold through either of them pursuant to the Agreement.

The Company is not obligated to sell and the Agents are not obligated to buy or sell any Shares under the Agreement.  No assurance can be given that the Company will sell any Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.

The Shares sold in the offering will be issued pursuant to a prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on June 8, 2009, to the accompanying prospectus (the “Prospectus”) filed with the Commission on February 27, 2009, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-157561) (the “Registration Statement”).

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.  Additional exhibits are filed herewith in connection with the Company’s Registration Statement which are incorporated herein by reference.

A copy of the opinion of Day Pitney LLP relating to the legality of the Shares, is filed as Exhibit 5.1 to this report and is incorporated by reference into the Registration Statement.

Item 8.01        Other Events.

The Prospectus Supplement disclosed the following under “Recent Developments.”

FDIC Special Assessment on Insured Depository Institutions

On May 22, 2009, the Federal Deposit Insurance Corporation adopted a final rule imposing a special assessment of five basis points on each insured depository institution’s assets minus its Tier 1 capital as of June 30, 2009.  The amount of the special assessment for any institution will not exceed ten basis points times the institution’s assessment base for the second quarter of 2009.  The special assessment is expected to be approximately $7 million and will be collected from Valley National Bank on September 30, 2009.  The FDIC has indicated that it may levy an additional special assessment on insured depository institutions in the fourth quarter of 2009, but the amount is currently uncertain.

Impact of SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, on the Company’s Earnings

As a result of the Company’s adoption of SFAS No. 159, as discussed in more detail in the “Risk Factors” section of the Prospectus Supplement, and in view of the recent increase in the fair market value of the Company’s trust preferred securities, the Company may be required to take a non-cash charge against earnings related to a correlated change in the fair value of its junior subordinated debentures for the second quarter of 2009.  In the first quarter of 2009, the Company recorded a $13.8 million non-cash gain related to the decrease in fair value of its junior subordinated debentures.  The fair market value of the Company’s trust preferred securities has increased thus far in the second quarter, and therefore the Company may be required to take a non-cash charge against earnings related to a correlated increase in the fair value of its junior subordinated debentures.

Repurchase of Preferred Stock from the U.S. Treasury

On June 3, 2009, the Company repurchased from the U.S. Treasury 75,000 shares out of the 300,000 shares of its Series A Fixed Rate Cumulative Perpetual Preferred Stock that were issued to the Treasury on November 14, 2008 under the Troubled Asset Relief Program Capital Purchase Program.  The aggregate purchase price for the repurchased preferred shares was approximately $75.2 million (including accrued and unpaid dividends) and resulted in an accelerated accretion charge in the second quarter of 2009 of $1.9 million based on the difference between the redemption price and the carrying value of $73.1 million.

Forward Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.  These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties.  Actual results may differ materially from such forward-looking statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, the Prospectus Supplement and Current Reports on Form 8-K filed with the Commission.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

5.1	Opinion of Day Pitney LLP regarding the legality of the common stock to be issued pursuant to the At-the-Market Equity Offering Sales Agreement dated June 8, 2009

10.1	Equity Distribution Agreement, dated June 8, 2009, by and among Valley National Bancorp, Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets Corporation

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY NATIONAL BANCORP

Dated: June 8, 2009	By:	/s/ Alan D. Eskow
Alan D. Eskow
Executive Vice President,
Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Day Pitney LLP regarding the legality of the common stock to be issued pursuant to the At-the-Market Equity Offering Sales Agreement dated June 8, 2009

10.1	Equity Distribution Agreement, dated June 8, 2009, by and among Valley NationalBancorp, Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets Corporation

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1)